Exhibit 99.2

Gaming Consultants, Inc.
and Affiliates

Combined Financial Statements and
Independent Auditors’ Report

December 31, 2009

INDEPENDENT AUDITORS’ REPORT

Grant Thornton, Ltd.
Receiver of Gaming Consultants, Inc. and Affiliates
Renton, Washington

We have audited the accompanying combined balance sheet of Gaming Consultants, Inc. and Affiliates (the Company) as of December 31, 2009, and the related combined statements of income, stockholder’s equity, and cash flows for the year then ended.  These combined financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Gaming Consultants, Inc. and Affiliates as of December 31, 2009, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the combined financial statements taken as a whole.  The supplemental information on pages 15-20 is presented for purposes of additional analysis and is not a required part of the basic combined financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic combined financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic combined financial statements taken as a whole.

Yakima, Washington
June 25, 2010

Gaming Consultants, Inc. and Affiliates

Combined Balance Sheet

Assets

CURRENT ASSETS:
Cash		$2,988,773
Accounts receivable		197,114
Prepaid expenses and other assets		476,897
Inventory		212,517
Total current assets		3,875,301

PROPERTY AND EQUIPMENT:
Furniture, fixtures, and equipment	$4,783,728
Leasehold improvements	3,573,768
	8,357,496
Less accumulated depreciation	6,025,841
Total property and equipment		2,331,655

OTHER ASSETS:
Note receivable	497,985
Deposits	161,824
Goodwill	1,419,943
Other assets, net of amortization	1,035,009
Total other assets		3,114,761

		$9,321,717

See accompanying notes to combined financial statements.

December 31, 2009

Liabilities and Stockholder's Equity

CURRENT LIABILITIES:
Accounts payable		$797,291
Accrued expenses:
Payroll		1,001,130
Sales and business taxes		793,149
Other accrued expenses		252,811
Deferred revenue		4,632
Chips outstanding		109,057
Jackpots and prize liabilities		1,070,560
Total current liabilities		4,028,630

LONG-TERM DEBT		508,325

Total liabilities		4,536,955

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER’S EQUITY:
Capital	$33,107,196
Retained earnings (accumulated deficit)	(28,322,434)
Total stockholder’s equity		4,784,762

		$9,321,717

Gaming Consultants, Inc. and Affiliates

Combined Statement of Income	Year Ended December 31, 2009

REVENUE:
Gaming operations		$32,317,098
Food and beverage		8,521,908
Pull tabs		895,944
Other		1,124,731
		42,859,681
Less promotional allowances		4,249,196

NET REVENUE		38,610,485

EXPENSES:
Operating costs	$25,884,024
Selling, general, and administrative	10,611,007
Depreciation and amortization	849,219
Total expenses		37,344,250

INCOME FROM OPERATIONS		1,266,235

OTHER INCOME (EXPENSE):
Interest income	465,696
Interest expense	(276,548)
Other loss, including impairment loss on goodwill	(15,570,521)
Loss on fixed asset disposal	(166)
Total other income (expense)		(15,381,539)

LOSS BEFORE INCOME TAXES		(14,115,304)

PROVISION FOR INCOME TAXES		74,668

NET LOSS		$(14,189,972)

See accompanying notes to combined financial statements.

Gaming Consultants, Inc. and Affiliates

Combined Statement of
Stockholder’s Equity	Year Ended December 31, 2009

		Retained Earnings
		(Accumulated
	Capital	Deficit)	Total

BALANCES, JANUARY 1, 2009	$32,619,516	$(12,476,662)	$20,142,854

ADD:
Paid in capital, Washington Gaming, Inc.	487,680	-	487,680

DEDUCT:
Net loss	-	(14,189,972)	(14,189,972)
Stockholder distributions	-	(1,655,800)	(1,655,800)

BALANCES, DECEMBER 31, 2009	$33,107,196	$(28,322,434)	$4,784,762

See accompanying notes to combined financial statements.

Gaming Consultants, Inc. and Affiliates

Combined Statement of Cash Flows	Year Ended December 31, 2009

Increase (Decrease) in Cash

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss		$(14,189,972)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	$849,219
Loss on sale of fixed assets	166
Loss on writeoff of related-party receivable	4,154,285
Impairment loss on goodwill	11,124,421
Deferred income tax	(606,000)
Change in assets:
Accounts receivable	106,990
Inventory	12,229
Prepaid expenses and other assets	(192,813)
Change in liabilities:
Accounts payable and accrued expenses	88,606
Chips outstanding	12,538
Jackpots and prize liabilities	479,953
Deferred revenue	(2,972)
Accrued interest on long-term debt	29,704
Total adjustments		16,056,326

Net cash provided by operating activities		1,866,354

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(154,207)
Increase in deposits	(102,825)
Net cash used in investing activities		(257,032)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of note payable, related party	(146,788)
Repayment of principal on capital leases	(133,614)
Dividends paid to Washington Gaming, Inc.	(1,655,800)
Investment from Washington Gaming, Inc.	487,680
Net cash used in financing activities		(1,448,522)

NET INCREASE IN CASH		160,800

CASH, BEGINNING OF YEAR		2,827,973

CASH, END OF YEAR		$2,988,773

Supplemental Disclosures:

Cash paid for interest		$15,435
Cash paid for income taxes		37,529

Gaming Consultants, Inc. and Affiliates

Notes to Combined Financial Statements

NOTE 1 — NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The combined financial statements include the accounts of Gaming Consultants, Inc. and Affiliates (“the Company”):  Big Nevada, Inc. (doing business as Silver Dollar Casino SeaTac), Little Nevada, Inc. (doing business as Silver Dollar Casino Tukwila and as Silver Dollar Casino Renton), Shoreline Gaming, Inc. (doing business as Golden Nugget Shoreline), Royal Casino Holdings, Inc. (doing business as Royal Casino Everett), Hollydrift Gaming, Inc. (doing business as Drift on Inn Casino and as Club Hollywood Casino), Silver Dollar Mill Creek, Inc. (doing business as Silver Dollar Casino Mill Creek), Golden Nugget Tukwila, Inc. (doing business as Golden Nugget Tukwila), Little Nevada II, Inc., Little Nevada III, Inc., Gaming Management, Inc., Shoreline Holdings, Inc., Snohomish Gaming, Inc., Mill Creek Gaming, Inc., and Gameco, Inc.  Gaming Consultants, Inc. (“GCI”) has a management services agreement with each of the Affiliates, acts as the service administrator for the Company, provides consulting services relating to the casino related activities and assuring compliance with local, state, and federal law.

The assets and stock of the combined companies were pledged as security in October 2007 when the Company’s parent, Washington Gaming, Inc. (“WGI”), became party to a loan entered into by WGI’s parent company, Evergreen Gaming Corp. (“Evergreen”).  The loan had a term of six years, with payment due in full by September 30, 2013.  The note to the principal secured creditor (“Lender”) was secured by the assets of Evergreen, WGI, and substantially all of WGI’s subsidiaries.  On March 31, 2009, the Lender made a written demand for immediate payment of the amount that was owed to them by Evergreen.  In response to the demand, on April 15, 2009, Evergreen filed with the Supreme Court of British Columbia for protection from its creditors under the Companies’ Creditors Arrangement Act (“CCAA”).  The Lender and Evergreen reached a settlement whereby the assets and operations of the Companies reported on herein were put into receivership in full settlement of the amounts owed to the Creditor by Evergreen.  On July 6, 2009, control over all of the assets of the Company were transferred to the court-appointed Receiver, while ownership of the stock remains with WGI.  The Receiver has operated the Company since July 6, 2009, and has pursued a sale of the assets and operations of the Company in order to satisfy secured and unsecured claims of creditors against the Company.  The operations of the Company were not interrupted by the court proceedings or subsequent receivership.

As the balance of the amounts payable to the Lender exceeds the expected sales proceeds from these Companies and other Evergreen assets, it is expected that unsecured creditors and trade payable balances outstanding as of April 16, 2009, will not receive payments in full satisfaction of the amounts due.  These amounts include $508,325 of unsecured notes payable and $527,000 of trade payables.  The Company continues to recognize the amounts payable on the combined balance sheet until such time as these obligations are relieved.

Gaming Consultants, Inc. and Affiliates

Notes to Combined Financial Statements

NOTE 1 — NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued):

All intercompany transactions between the combined entities have been eliminated in the preparation of the combined financial statements.

a.
Nature of operations – The major source of the Company’s revenue is derived from gaming operations, primarily house-banked card rooms and poker.  The Company also derives revenue from the sale of food and beverage sold in casino restaurants.

b.
Cash – The Washington State Gambling Commission requires that cash be on deposit to cover certain jackpots offered to gaming participants, and those monies cannot be used for any other purpose.  Included in cash are amounts restricted for jackpots at December 31, 2009, of $1,118,088.

c.	Inventory – Inventory is valued at the lower of cost or market with cost determined on a first-in, first-out basis. The majority of inventory consists of food and beverage items.

d.
Property and equipment – Property and equipment are stated at cost.  Depreciation of property and equipment is computed using the straight-line method over estimated useful lives of 3 to 20 years.  Leasehold improvements are depreciated over the estimated useful life of the related asset or the remaining term of the lease whichever is shorter.  Depreciation expense for the year ended December 31, 2009 was $730,315.  The Company reviews its property and equipment for impairment whenever events or changes in circumstances indicate that the carrying value of such property may not be recoverable.

e.
Other assets – Other assets as of December 31, 2009, are comprised of three noncompete agreements totaling $300,000, less accumulated amortization of $193,333.  Also included is memorabilia from Club Hollywood Casino valued at $500,000.  In addition, other assets include $428,342 related to licenses for various house bank card games to use in perpetuity.

f.
Goodwill – Goodwill is tested for impairment at least annually or whenever events or changes in circumstances have indicated that the asset may be impaired.  The first step of the impairment test compares the fair value of the reporting unit with its carrying value.  If fair value is greater than the carrying value, goodwill is not impaired, and the second step of the impairment test is not necessary.  As a result in the decline in profitability of certain of the casinos managed by Gaming Consultants, as well as the closure of the gaming operations at two of the casinos subsequent to December 31, 2009, goodwill was deemed to be impaired as of that date.  Total impairment loss recognized in 2009 was $11,124,421.  Goodwill of $1,419,943 remains on the combined balance sheet as of December 31, 2009.

Gaming Consultants, Inc. and Affiliates

Notes to Combined Financial Statements

NOTE 1 — NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued):

g.
Fair value of financial instruments – The carrying amounts of financial instruments, including cash and cash equivalents, receivables, payables, and deposits, approximate fair value due to the short maturity of these instruments.  The carrying amount of the notes payable approximates fair value because the interest rate is based on current rates offered for loans and debt with similar terms and maturities.

h.
Washington Players Club Points Program – The Company’s customer rewards program, Washington Players Club, offers incentives to customers who gamble at the Company’s casinos.  Under the program, customers are able to accumulate reward points over time, which customers may redeem at their discretion under the terms of the program.  The reward points will expire if the customer does not redeem their points within one year of being earned or if there is no activity in their account for the prior six months.  A liability is recorded for the amount of outstanding points expected to be redeemed and is included in other accrued expenses.

i.	Casino revenue – Casino revenue is the net win from gaming activities, which is the difference between gaming wins and losses.

j.
Promotional allowances – Promotional allowances represent goods and services, which would be accounted for as revenue if sold, that the Company provided to customers at a discount or at no charge.  The retail amount of promotional allowances are included in gross revenue and offset by deducting it from gross revenue to arrive at net revenue.  The cost of providing promotional allowances is included in operating costs.

k.	Advertising – The Company expenses advertising costs as they are incurred. Advertising expenses incurred during the year ended December 31, 2009, were $50,000.

l.
Income taxes – As described previously, control over all of the assets of the Company were transferred to the court-appointed receiver, while ownership of the stock remains with WGI.  As the legal stockholder, WGI is responsible for the filing of the federal tax return as well as any associated tax liability or asset generated as part of the federal tax filing for the Company.  As such, all tax assets and associated liabilities have been written-off as part of the combined statements.

Gaming Consultants, Inc. and Affiliates

Notes to Combined Financial Statements

NOTE 1 — NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued):

l.	Income taxes (continued) –

On January 1, 2009, the Company adopted the accounting standard on accounting for uncertainty in income taxes, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under this guidance, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement.  The guidance on accounting for uncertainty in income taxes also addresses de-recognition, classification, interest and penalties on income taxes, and accounting in interim periods.

Management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the combined financial statements to comply with the provisions of this guidance.  With few exceptions, the Company is no longer subject to income tax examinations by the U.S. federal tax authorities for years before 2006.

m.
Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

NOTE 2 — CONCENTRATIONS OF CREDIT RISK:

The Company maintains cash balances in financial institutions in Washington State.  The Federal Deposit Insurance Corporation (FDIC) insures the accounts at each of these institutions.  The aggregate funds held in one institution may exceed the FDIC insured limit from time to time and specific funds held by the institution may not be covered by FDIC insurance.

Management does not anticipate any material effect on the financial position of the Company as a result of these concentrations.  The Company also maintains a significant amount of cash on hand.  The total cash on hand as of December 31, 2009, was $1,128,000.

Gaming Consultants, Inc. and Affiliates

Notes to Combined Financial Statements

NOTE 3 — FAIR VALUE AND FAIR VALUE MEASUREMENTS:

The Company has adopted the provisions of ASC Section 820 Subsection 10, for its goodwill.  Section 820 Subsection 10 establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure about fair value measurements.  The framework enables a reader of the financial statements to assess the inputs used to develop the measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values.  The standard requires that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories:

Level 1:  Quoted market prices in active markets for identical assets or liabilities.
Level 2:  Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3:  Unobservable inputs that are not corroborated by market data.

As a result of the bankruptcy proceedings and the subsequent asset purchase agreement previously mentioned, goodwill was impaired at December 31, 2009.  The valuation resulted in a write off of $11,124,421 for the year ended December 31, 2009.  The valuation was performed using the market approach, based on the asset purchase agreement with Nevada Gold & Casinos, Inc. signed on April 14, 2010, see note 8.

The resulting fair value of goodwill of $1,419,943 at December 31, 2009, is based on the value assigned in the asset purchase agreement related to the actual sale of the casino, and therefore is considered to be a Level 1 item.

A reconciliation of goodwill measured at fair value on a recurring basis using subsequent sale information during the year ended December 31, 2009, is as follows:

Balance, beginning of year	$12,544,364
Impairment charge	(11,124,421)

Balance, end of year	$1,419,943

Gaming Consultants, Inc. and Affiliates

Notes to Combined Financial Statements

NOTE 4 — LONG-TERM DEBT:

Long-term debt consisted of four unsecured notes payable with balances due at December 31, 2009 of $508,325, which are due for repayment between 2011 and 2015.  Management expects that the resolution of the CCAA and Receivership proceedings will result in unsecured notes being rendered worthless at the time a sale of the businesses is complete.  The Company continues to recognize the amounts payable on the combined balance sheet until such time as these obligations are relieved.

NOTE 5 — RELATED PARTIES:

Gaming Consultants, Inc., acts as the service administrator for the Company, providing consulting services relating to the casino related activities and assuring compliance with local, state, and federal law.  The operating casinos pay Gaming Consultants, Inc. a service fee of 0.5% of gross revenue and a corporate overhead allocation of 2% of monthly gross revenue that is used to compensate for the costs incurred.  Total corporate overhead expense for the year ended December 31, 2009, was $2,782,000.  These expenses were eliminated during preparation of the combined statements.

NOTE 6 — LEASES:

The Company has numerous cancelable operating leases for food and beverage equipment, table games, and related equipment.  Rent expense under these leases for the year ended December 31, 2009, was $1,021,000.  The Company also incurred $3,010,695 of expense for the rental of the facilities in which the Company operates.  The Company does not have any capital leases.

NOTE 7 — COMMITMENTS AND CONTINGENCIES:

As discussed more fully in note 8, the Company is party to an Asset Purchase Agreement that would result in substantially all of the assets and operations of the Company being acquired by a third-party buyer.

Gaming Consultants, Inc. and Affiliates

Notes to Combined Financial Statements

NOTE 8 — SUBSEQUENT EVENTS:

On February 22, 2010, the Golden Nugget Shoreline casino was closed.  The lease for the casino building was terminated by the Receiver in accordance with their duties under the court order.

On April 14, 2010, an Asset Purchase Agreement (“APA”) was signed with Nevada Gold & Casinos, Inc. (“Nevada Gold”).  The APA contemplates the sale of all of the assets of Gaming Consultants, Inc., Gaming Management, Inc., Gameco, Inc., and seven of the nine casinos, excluding the Golden Nugget Shoreline and the Drift on Inn.  Sale closing is subject to a number of contingencies, particularly Court and regulatory approval.

On April 15, 2010, gaming operations at the Drift on Inn casino were suspended.  The restaurant and its related operations continue to operate.

On May 25, 2010, an agreement was reached to sell the assets of the Drift on Inn to the current owner of the land and building on which that company is located.  The terms of the agreement include provisions that amend the lease of the Club Hollywood Casino building and parking lot in order to ensure timely and efficient assignment of the lease to Nevada Gold as noted in the APA.

On May 28, 2010, a hearing was conducted in the United States Bankruptcy Court, Western District of Washington (“the Court”), to consider the APA noted above.  The Court approved the APA, subject to the buyer being able to successfully obtain the necessary regulatory approvals.  Such approvals are expected to be obtained.

SUPPLEMENTAL INFORMATION

Gaming Consultants, Inc. and Affiliates

Combining Balance Sheet	December 31, 2009

	Big	Silver Dollar	Shoreline	Silver Dollar	Silver Dollar	Golden Nugget	Balance
	Nevada, Inc.	Tukwila	Gaming, Inc.	Mill Creek, Inc.	Renton	Tukwila, Inc.	Carried Forward

Assets

CURRENT ASSETS:
Cash	$486,537	$113,186	$127,049	$369,250	$258,894	$502,041	$1,856,957
Accounts receivable	8,430	13,187	6,396	24,859	39,549	10,808	103,229
Lines of credit, intercompany	700,329	-	-	-	-	417,343	1,117,672
Prepaid expenses and other assets	54,924	41,418	33,927	64,793	79,606	32,428	307,096
Inventory	17,858	16,996	9,260	18,369	15,887	20,248	98,618
Total current assets	1,268,078	184,787	176,632	477,271	393,936	982,868	3,483,572

PROPERTY AND EQUIPMENT:
Furniture, fixtures, and equipment	693,892	406,321	233,142	639,076	396,158	377,395	2,745,984
Leasehold improvements	1,011,476	656,446	301,964	1,033,311	204,351	264,516	3,472,064
	1,705,368	1,062,767	535,106	1,672,387	600,509	641,911	6,218,048
Less accumulated depreciation	1,497,099	987,052	452,122	882,677	371,954	559,520	4,750,424
Fixed assets, net of depreciation	208,269	75,715	82,984	789,710	228,555	82,391	1,467,624

OTHER ASSETS:
Note receivable	-	-	-	-	-	-	-
Investments in properties	-	-	-	-	-	-	-
Deposits	17,095	11,183	1,762	9,645	58,057	18,459	116,201
Goodwill	55,610	-	-	-	-	388,282	443,892
Other assets, net of amortization	-	-	-	-	-	-	-
Total other assets	72,705	11,183	1,762	9,645	58,057	406,741	560,093

Total assets	$1,549,052	$271,685	$261,378	$1,276,626	$680,548	$1,472,000	$5,511,289

See accompanying independent auditors’ report.

Gaming Consultants, Inc. and Affiliates

Combining Balance Sheet (continued)	December 31, 2009

	Balance	Royal Casino	Drift on Inn	Hollywood			Eliminating
	Brought Forward	Holdings, Inc.	Casino Inc.	Casino Inc.	Other*	Subtotal	Entries	Total

Assets

CURRENT ASSETS:
Cash	$1,856,957	$293,744	$154,078	$519,532	$164,462	$2,988,773	$-	$2,988,773
Accounts receivable	103,229	17,819	20,782	46,685	178,427	366,942	(169,828)	197,114
Lines of credit, intercompany	1,117,672	-	-	428,307	12,981,077	14,527,056	(14,527,056)	-
Prepaid expenses and other assets	307,096	56,251	58,201	76,527	33,911	531,986	(55,089)	476,897
Inventory	98,618	18,757	22,363	30,906	41,873	212,517	-	212,517
Total current assets	3,483,572	386,571	255,424	1,101,957	13,399,750	18,627,274	(14,751,973)	3,875,301

PROPERTY AND EQUIPMENT:
Furniture, fixtures, and equipment	2,745,984	278,852	355,636	616,676	786,580	4,783,728	-	4,783,728
Leasehold improvements	3,472,064	-	17,890	13,290	70,524	3,573,768	-	3,573,768
	6,218,048	278,852	373,526	629,966	857,104	8,357,496	-	8,357,496
Less accumulated depreciation	4,750,424	155,338	194,192	334,494	591,393	6,025,841	-	6,025,841
Fixed assets, net of depreciation	1,467,624	123,514	179,334	295,472	265,711	2,331,655	-	2,331,655

OTHER ASSETS:
Note receivable	-	-	-	-	497,985	497,985	-	497,985
Investments in properties	-	-	-	-	5,650,000	5,650,000	(5,650,000)	-
Deposits	116,201	9,213	11,523	13,887	11,000	161,824	-	161,824
Goodwill	443,892	360,701	-	615,350	-	1,419,943	-	1,419,943
Other assets, net of amortization	-	20,000	43,333	543,333	428,343	1,035,009	-	1,035,009
Total other assets	560,093	389,914	54,856	1,172,570	6,587,328	8,764,761	(5,650,000)	3,114,761

Total assets	$5,511,289	$899,999	$489,614	$2,569,999	$20,252,789	$29,723,690	$(20,401,973)	$9,321,717

*
Other is a combination of Gaming Consultants, Inc.; Mill Creek Gaming, Inc.; Gaming Management Inc.; Little Nevada II, Inc.;
Little Nevada III, Inc.; Shoreline Holdings, Inc.; Snohomish Gaming, Inc.; and Gameco, Inc

See accompanying independent auditors’ report.

Gaming Consultants, Inc. and Affiliates

Combining Balance Sheet (continued)	December 31, 2009

	Big	Silver Dollar	Shoreline	Silver Dollar	Silver Dollar	Golden Nugget	Balance
	Nevada, Inc.	Tukwila	Gaming, Inc.	Mill Creek, Inc.	Renton	Tukwila, Inc.	Carried Forward

Liabilities and Stockholder’s Equity

CURRENT LIABILITIES:
Lines of credit, intercompany	$-	$492,230	$1,309,116	$2,082,165	$114,651	$-	$3,998,162
Accounts payable	86,342	42,601	32,354	74,137	79,197	91,163	405,794
Accrued expenses:
Payroll	120,094	70,130	63,370	96,077	99,487	120,549	569,707
Sales and business taxes	144,846	44,304	(7,803)	96,674	27,575	128,308	433,904
Other accrued expenses	(26,763)	23,988	(1,795)	46,222	46,245	(54,512)	33,385
Deferred revenue	-	-	-	-	-	-	-
Chips outstanding	20,003	4,296	5,965	15,040	8,488	10,859	64,651
Jackpots and prizes liabilities	198,160	3,769	-	204,043	109,283	280,560	795,815
Total current liabilities	542,682	681,318	1,401,207	2,614,358	484,926	576,927	6,301,418

LONG-TERM DEBT	-	-	-	-	68,829	-	68,829

Total liabilities	542,682	681,318	1,401,207	2,614,358	553,755	576,927	6,370,247

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER’S EQUITY:
Capital	100	-	62,205	-	-	2,141,256	2,203,561
Retained earnings (accumulated deficit)	1,006,270	(409,633)	(1,202,034)	(1,337,732)	126,793	(1,246,183)	(3,062,519)
Total stockholder’s equity	1,006,370	(409,633)	(1,139,829)	(1,337,732)	126,793	895,073	(858,958)

Total liabilities and stockholder’s equity	$1,549,052	$271,685	$261,378	$1,276,626	$680,548	$1,472,000	$5,511,289

See accompanying independent auditors’ report.

Gaming Consultants, Inc. and Affiliates

Combining Balance Sheet (continued)	December 31, 2009

	Balance	Royal Casino	Drift on Inn	Hollywood			Eliminating
	Brought Forward	Holdings, Inc.	Casino Inc.	Casino Inc.	Other*	Subtotal	Entries	Total

Liabilities and Stockholder’s Equity

CURRENT LIABILITIES:
Lines of credit, intercompany	$3,998,162	$1,436,507	$3,278,093	$-	$5,814,294	$4,527,056	$(14,527,056)	$-
Accounts payable	405,794	87,610	104,643	140,778	228,294	967,119	(169,828)	797,291
Accrued expenses:
Payroll	569,707	112,860	93,920	156,079	68,564	1,001,130	-	1,001,130
Sales and business taxes	433,904	116,229	63,976	151,347	27,693	793,149	-	793,149
Other accrued expenses	33,385	12,490	38,768	7,413	160,755	252,811	-	252,811
Deferred revenue	-	-	-	-	59,721	59,721	(55,089)	4,632
Chips outstanding	64,651	9,714	2,284	32,408	-	109,057	-	109,057
Jackpots and prizes liabilities	795,815	74,085	7,588	193,072	-	1,070,560	-	1,070,560
Total current liabilities	6,301,418	1,849,495	3,589,272	681,097	6,359,321	18,780,603	(14,751,973)	4,028,630

LONG-TERM DEBT	68,829	-	-	-	439,496	508,325	-	508,325

Total liabilities	6,370,247	1,849,495	3,589,272	681,097	6,798,817	19,288,928	(14,751,973)	4,536,955

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER’S EQUITY:
Capital	2,203,561	-	1,050,000	4,600,000	30,903,635	38,757,196	(5,650,000)	33,107,196
Retained earnings (accumulated deficit)	(3,062,519)	(949,496)	(4,149,658)	(2,711,098)	(17,449,663)	(28,322,434)	-	(28,322,434)
Total stockholder’s equity	(858,958)	(949,496)	(3,099,658)	1,888,902	13,453,972	10,434,762	(5,650,000)	4,784,762

Total liabilities and stockholder’s equity	$5,511,289	$899,999	$489,614	$2,569,999	$20,252,789	$29,723,690	$(20,401,973)	$9,321,717

*	Other is a combination of Gaming Consultants, Inc.; Mill Creek Gaming, Inc.; Gaming Management Inc.; Little Nevada II, Inc.;
Little Nevada III, Inc.; Shoreline Holdings, Inc.; Snohomish Gaming, Inc.; and Gameco, Inc.

See accompanying independent auditors’ report.

Gaming Consultants, Inc. and Affiliates

Combining Statement of Income	Year Ended December 31, 2009

	Big		Shoreline	Silver Dollar	Silver	Golden
	Nevada, Inc.	Silver Dollar Tukwila	Gaming, Inc.	Mill Creek, Inc.	Dollar Renton	Nugget Tukwila, Inc.	Royal Casino Holdings, Inc.	Balance Carried Forward

REVENUE:
Gaming operations	$4,876,841	$1,727,986	$1,893,591	$4,049,947	$3,625,627	$4,244,132	$3,978,944	$24,397,068
Food and beverage	1,266,074	354,979	210,662	860,842	922,874	1,199,963	1,000,635	5,816,029
Pull tabs	51,568	69,380	57,585	120,655	73,529	91,119	289,228	753,064
Other	107,758	37,304	34,805	115,998	214,853	81,517	106,181	698,416
	6,302,241	2,189,649	2,196,643	5,147,442	4,836,883	5,616,731	5,374,988	31,664,577
Less promotional allowances	484,585	180,258	121,184	429,940	502,723	642,819	521,741	2,883,250

NET REVENUE	5,817,656	2,009,391	2,075,459	4,717,502	4,334,160	4,973,912	4,853,247	28,781,327

EXPENSES:
Operating costs	3,003,839	1,748,605	1,556,302	2,655,642	2,732,450	3,114,042	3,055,139	17,866,019
Selling, general, and administrative	1,346,938	631,604	687,195	1,366,542	1,428,347	1,068,358	1,337,927	7,866,911
Depreciation and amortization	71,024	47,028	25,818	141,043	59,368	42,260	72,580	459,121
Total expenses	4,421,801	2,427,237	2,269,315	4,163,227	4,220,165	4,224,660	4,465,646	26,192,051

INCOME (LOSS) FROM OPERATIONS	1,395,855	(417,846)	(193,856)	554,275	113,995	749,252	387,601	2,589,276

OTHER INCOME (EXPENSE):
Interest income	1,166	-	-	-	-	695	-	1,861
Other income (expense)	-	(22,750)	(40,000)	(1,429,591)	-	(2,516,431)	(1,459,981)	(5,468,753)
Interest expense	(1,518)	(19,663)	(110,511)	(226,468)	(10,679)	(1,409)	(157,817)	(528,065)
Loss on fixed asset disposal	-	-	-	(167)	-	-	-	(167)
Total other income (expense)	(352)	(42,413)	(150,511)	(1,656,226)	(10,679)	(2,517,145)	(1,617,798)	(5,995,124)

INCOME (LOSS) BEFORE INCOME TAXES	1,395,503	(460,259)	(344,367)	(1,101,951)	103,316	(1,767,893)	(1,230,197)	(3,405,848)

PROVISION (BENEFIT)
FOR INCOME TAXES	(70,000)	(27,000)	(3,900)	(230,000)	(22,000)	(279,000)	(121,000)	(752,900)

NET INCOME (LOSS)	$1,465,503	$(433,259)	$(340,467)	$(871,951)	$125,316	$(1,488,893)	$(1,109,197)	$(2,652,948)

See accompanying independent auditors’ report.

Gaming Consultants, Inc. and Affiliates

Combining Statement of Income (continued)	Year Ended December 31, 2009

	Balance	Drift on Inn	Hollywood			Eliminating
	Brought Forward	Casino Inc.	Casino Inc.	Other*	Subtotal	Entries	Total

REVENUE:
Gaming operations	$24,397,068	$1,546,446	$6,373,584	$-	$32,317,098	$-	$32,317,098
Food and beverage	5,816,029	1,080,691	1,625,188	-	8,521,908	-	8,521,908
Pull tabs	753,064	142,880	-	-	895,944	-	895,944
Other	698,416	190,979	118,222	514,914	1,522,531	(397,800)	1,124,731
	31,664,577	2,960,996	8,116,994	514,914	43,257,481	(397,800)	42,859,681
Less promotional allowances	2,883,250	384,409	981,537	-	4,249,196	-	4,249,196

NET REVENUE	28,781,327	2,576,587	7,135,457	514,914	39,008,285	(397,800)	38,610,485

EXPENSES:
Operating costs	17,866,019	2,306,437	3,909,194	1,991,099	26,072,749	(188,725)	25,884,024
Selling, general, and administrative	7,866,911	1,015,934	2,243,850	(306,613)	10,820,082	(209,075)	10,611,007
Depreciation and amortization	459,121	93,231	141,811	155,056	849,219	-	849,219
Total expenses	26,192,051	3,415,602	6,294,855	1,839,542	37,742,050	(397,800)	37,344,250

INCOME (LOSS) FROM OPERATIONS	2,589,276	(839,015)	840,602	(1,324,628)	1,266,235	-	1,266,235

OTHER INCOME (EXPENSE):
Interest income	1,861	-	720	1,457,391	1,459,972	(994,276)	465,696
Other income (expense)	(5,468,753)	(2,768,700)	(2,896,650)	(4,436,418)	(15,570,521)	-	(15,570,521)
Interest expense	(528,065)	(286,871)	(3,474)	(452,414)	(1,270,824)	994,276	(276,548)
Loss on fixed asset disposal	(167)	-	-	1	(166)	-	(166)
Total other income (expense)	(5,995,124)	(3,055,571)	(2,899,404)	(3,431,440)	(15,381,539)	-	(15,381,539)

INCOME (LOSS) BEFORE INCOME TAXES	(3,405,848)	(3,894,586)	(2,058,802)	(4,756,068)	(14,115,304)	-	(14,115,304)

PROVISION (BENEFIT) FOR INCOME TAXES	(752,900)	(64,000)	168,000	723,568	74,668	-	74,668

NET INCOME (LOSS)	$(2,652,948)	$(3,830,586)	$(2,226,802)	$(5,479,636)	$(14,189,972)	$-	$(14,189,972)

*	Other is a combination of Gaming Consultants, Inc.; Mill Creek Gaming, Inc.; Gaming Management Inc.; Little Nevada II, Inc.;
Little Nevada III, Inc.; Shoreline Holdings, Inc.; Snohomish Gaming, Inc.; and Gameco, Inc.

See accompanying independent auditors’ report.